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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   ----------

                            May 2, 2003 (May 1, 2003)
                Date of Report (Date of earliest event reported)


                            TYLER TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                         1-10485                    75-2303920
     --------                         -------                    ----------
 (State or other                    (Commission               (I.R.S. Employer
 jurisdiction of                    File Number)             Identification No.)
incorporation or
  organization)


                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
                               -------------------
                    (Address of principal executive offices)

                                 (972) 713-3700
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

On May 1, 2003, Tyler Technologies, Inc. issued the earnings news release announcing results from operations and financial condition for the three months ended March 31, 2003, attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1     News Release issued by Tyler Technologies, Inc. dated
                  May 1, 2003.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TYLER TECHNOLOGIES, INC.




Date:    May 2, 2003                     By:  /s/ Theodore L. Bathurst
                                              ----------------------------------
                                              Theodore L. Bathurst
                                              Vice President and Chief Financial
                                              Officer (principal financial
                                              officer)



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                               INDEX TO EXHIBITS

EXHIBIT NO.     DESCRIPTION
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
  99.1          News Release issued by Tyler Technologies, Inc. dated
                May 1, 2003.